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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 12, 2000

                                OGDEN CORPORATION
             (Exact name of registrant as specified in the charter)

DELAWARE                         1-3122                      13-5549268
-------------------------------  ------------------------    -------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation)                                               Identification No.)

TWO PENNSYLVANIA PLAZA            NEW YORK, NEW YORK         10121
----------------------            ------------------         -----
(Address of Principal                                       Zip Code
Executive Offices)


Registrant's telephone number, including area code: (212) 868-6000



                                      NONE
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

         On September 12, 2000 Ogden Corporation issued a press release, a copy of which is attached hereto as Exhibit A.

Item 7.  FINANCIAL STATEMENTS AND EXHIBIT

         (a) Financial Statements of business acquired: Not Applicable

         (b) Pro forma financial information: Not Applicable

         (c) Exhibit:

               A) Press Release of Ogden Corporation, dated September 12, 2000, reporting that it had signed a definitive agreement with Consolidated Lamda Holdings, S.A., an affiliate of the Latsis Group of Greece, to sell its Fixed Base Operations
                    (FBO) business for approximately $27 million.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       OGDEN CORPORATION

Dated: September 13, 2000              By:  /s/ WILLIAM J. METZGER
                                          -------------------------------------
                                            William J. Metzger
                                            Vice President and Chief
                                            Accounting Officer